     TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                          WHEN READY FOR DELIVERY



                                TNPC, INC

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                  THIS CERTIFICATE IS TRANSFERABLE IN
TNPC            RIDGEFIELD PARK, N.J. AND NEW YORK, N.Y.           COMMON STOCK

                                                              CUSIP 87260K 10 7

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
THIS
CERTIFIES
that


is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.01 PER SHARE,
                          OF THE COMMON STOCK OF
    ---------------------------            ---------------------------------
------------------------------- TNPC, INC. ------------------------------------
    ---------------------------            ---------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   In Witness Whereof the Corporation has caused this Certificate to be signed by the Facsimile signatures of its duly authorized officers and to be sealed with the corporate seal of the Corporation.

   Dated:


                        (Signature To Come)           (Signature To Come)

       [SEAL]

                             SECRETARY                     PRESIDENT


                                                   COUNTERSIGNED AND REGISTERED
                                                        ChaseMellon Shareholder
                                                               Services, L.L.C.
                                                                 TRANSFER AGENT
                                                                 AND REGISTRAR,
                                                   By
                                                           AUTHORIZED SIGNATURE

                                TNPC, INC.

   The corporation will furnish without charge to each shareholder who so requests information about the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenents in common                      UNIF GIFT MIN ACT_______Custodian________
TEN ENT-as tenants by the entireties                               (Cust)           (Minor)
JT TEN -as joint tenants with right of                    under Uniform Gifts to Minors Act
        survivorship and not as tenants                   _________________________________
        in common                                                       (Signee)

    Additional abbreviations may also be used though not in the above list.


For value received,_______________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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     Please print or typewrite name, address and relationship of Assignee and number of shares

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------shares represented by the within Certificate and, if said number of shares shall not be all the shares represented by the within Certificate, that a new Capital Stock Certificate for the shares not transferred be registered in the name of the undersigned, and

-------------------------------------------------------------------------------
is hereby irrevocably constituted and appointed as Attorney to transfer such shares as aforesaid on the books of the Corporation, with full power of substitution in the promises.

DATED
     --------------------------------------------------------------------------

                                     ------------------------------------------
                                        NOTICE: The signature to this assignment
                                     must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.


     Signature(s) Guaranteed:


     ---------------------------------------------------
     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
     GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
     AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
     MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
     MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-18.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CETIFICATE.